Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Second Quarter of Fiscal 2017

Bedford, Mass. - January 26, 2017 - Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its second quarter of fiscal year 2017, ended December 31, 2016.

Antonio Pietri, President and Chief Executive Officer of AspenTech, said “AspenTech reported second quarter fiscal 2017 financial results that exceeded expectations from both a financial and operational perspective. We also achieved a major milestone in our Asset Optimization strategy with the release of the new aspenONE® Asset Performance Management™ (APM) suite. We are pleased with the positive feedback and strong interest we have received from early customers, and believe this new suite represents a significant opportunity and important growth driver for our business.”

Pietri continued, “We also see strong early demand for our recently acquired Mtell product, whose machine learning-based functionality enables prescriptive analytics for maximizing asset availability. We expect the Mtell product together with our Fidelis Reliability and Aspen Asset Analytics solutions to serve as core components of our asset performance management offerings going forward. We believe our expanding product portfolio will add to the long-term value we deliver to our shareholders.”

Second Quarter Fiscal 2017 Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $450 million at the end of the second quarter of fiscal 2017, which increased 4.6% compared to the second quarter of fiscal 2016 and 0.9% sequentially.

•	GAAP operating margin was 46.7%, compared to 47.3% in the second quarter of fiscal 2016. Non-GAAP operating margin was 50.8%, compared to 51.1% in the second quarter of fiscal 2016.

•	AspenTech repurchased 1.3 million shares of its common stock for $70.0 million in the second quarter of fiscal 2017.

Summary of Second Quarter Fiscal Year 2017 Financial Results

AspenTech’s total revenue of $119.9 million included:

•	Subscription and software revenue was $112.9 million in the second quarter of fiscal 2017, an increase from $110.1 million in the second quarter of fiscal 2016.

•	Services and other revenue was $7.0 million in the second quarter of fiscal 2017, compared to $9.0 million in the second quarter of fiscal 2016.

For the quarter ended December 31, 2016, AspenTech reported income from operations of $56.1 million, compared to income from operations of $56.3 million for the quarter ended December 31, 2015.

Net income was $37.0 million for the quarter ended December 31, 2016, leading to net income per share of $0.48, compared to net income per share of $0.44 in the same period last fiscal year.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions, acquisition-related expenses and non-capitalized acquired technology was $60.9 million for the second quarter of fiscal 2017, compared to non-GAAP income from operations of $60.9 million in the same period last fiscal year. Non-GAAP net income was $40.2 million, or $0.52 per share, for the second quarter of fiscal 2017, compared to non-GAAP net income of $39.6 million, or $0.47 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had cash and marketable securities of $140.0 million and borrowings of $140.0 million at December 31, 2016.

During the second quarter, the company generated $27.2 million in cash flow from operations and $27.5 million in free cash flow.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business. As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, January 26, 2017, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the second quarter fiscal year 2017 as well as the company’s business outlook.

The live dial-in number is (866) 604-6127 or (443) 961-0460, conference ID code 54181526. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link. A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 54181526, through February 26, 2017.

About AspenTech
AspenTech is a leading supplier of software that optimizes process manufacturing - for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient. To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com.
Forward-Looking Statements

The second and third paragraphs of this press release contain forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to increase usage and product adoption of aspenONE offerings, and failure to continue to provide innovative, market-leading solutions; demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the process industries; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission. AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2017 Aspen Technology, Inc. AspenTech, aspenONE and the Aspen leaf logo are registered trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.
Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2016	2015	2016	2015
Revenue:
Subscription and software	$112,916	$110,126	$226,360	$221,985
Services and other	7,017	9,025	13,623	17,462
Total revenue	119,933	119,151	239,983	239,447
Cost of revenue:
Subscription and software	5,176	4,967	10,245	10,209
Services and other	6,403	6,921	12,839	14,651
Total cost of revenue	11,579	11,888	23,084	24,860
Gross profit	108,354	107,263	216,899	214,587
Operating expenses:
Selling and marketing	21,829	21,178	43,854	43,614
Research and development	18,597	15,981	37,229	32,578
General and administrative	11,863	13,805	25,020	26,667
Total operating expenses, net	52,289	50,964	106,103	102,859
Income from operations	56,065	56,299	110,796	111,728
Interest income	216	71	488	153
Interest expense	(892)	(13)	(1,762)	(14)
Other income (expense), net	697	(157)	1,344	739
Income before provision for income taxes	56,086	56,200	110,866	112,606
Provision for income taxes	19,076	19,517	38,855	39,152
Net income	$37,010	$36,683	$72,011	$73,454
Net income per common share:
Basic	$0.48	$0.44	$0.92	$0.88
Diluted	$0.48	$0.44	$0.92	$0.87
Weighted average shares outstanding:
Basic	76,905	83,315	77,977	83,596
Diluted	77,318	83,703	78,356	84,035

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in thousands, except share data)

	December 31, 2016	June 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$67,026	$318,336
Short-term marketable securities	72,939	3,006
Accounts receivable, net	17,927	20,476
Prepaid expenses and other current assets	10,409	13,948
Prepaid income taxes	108	5,557
Total current assets	168,409	361,323
Property, equipment and leasehold improvements, net	14,992	15,825
Computer software development costs, net	571	720
Goodwill	53,033	23,438
Intangible assets, net	21,628	5,000
Non-current deferred tax assets	7,542	12,236
Other non-current assets	1,182	1,196
Total assets	$267,357	$419,738

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$1,289	$3,559
Accrued expenses and other current liabilities	33,028	36,105
Income taxes payable	6,800	439
Borrowings under credit agreement	140,000	140,000
Current deferred revenue	213,883	252,520
Total current liabilities	395,000	432,623
Non-current deferred revenue	27,452	29,558
Other non-current liabilities	37,782	32,591
Commitments and contingencies (Note 16)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of December 31, 2016 and June 30, 2016 Issued and outstanding— none as of December 31, 2016 and June 30, 2016	—	—
Stockholders’ deficit:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 102,331,673 shares at December 31, 2016 and 102,031,960 shares at June 30, 2016 Outstanding— 76,244,859 shares at December 31, 2016 and 80,177,950 shares at June 30, 2016	10,233	10,203
Additional paid-in capital	672,041	659,287
Accumulated deficit	66,334	(5,676)
Accumulated other comprehensive income	14	2,651
Treasury stock, at cost—26,086,814 shares of common stock at December 31, 2016 and 21,854,010 shares at June 30, 2016	(941,499)	(741,499)
Total stockholders’ deficit	(192,877)	(75,034)
Total liabilities and stockholders’ deficit	$267,357	$419,738

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in thousands)

	Three Months Ended December 31,		Six Months Ended December 31,
	2016	2015	2016	2015
Cash flows from operating activities:
Net income	$37,010	$36,683	$72,011	$73,454
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,509	1,473	3,300	3,020
Net foreign currency gains	(1,554)	(255)	(2,301)	(1,444)
Stock-based compensation	4,671	3,512	9,630	7,935
Deferred income taxes	228	(133)	182	(133)
Provision for bad debts	63	150	56	176
Tax benefits from stock-based compensation	448	254	1,032	1,831
Excess tax benefits from stock-based compensation	(448)	(254)	(1,032)	(1,831)
Other non-cash operating activities	(50)	112	40	271
Changes in assets and liabilities, excluding initial effects of acquisitions:
Accounts receivable	3,849	6,951	2,494	15,720
Prepaid expenses, prepaid income taxes, and other assets	1,776	1,181	3,661	1,993
Accounts payable, accrued expenses, income taxes payable and other liabilities	(7,436)	(5,655)	5,084	(3,307)
Deferred revenue	(12,899)	(23,293)	(40,740)	(58,513)
Net cash provided by operating activities	27,167	20,726	53,417	39,172
Cash flows from investing activities:
Purchases of marketable securities	(490,000)	—	(683,748)	—
Maturities of marketable securities	560,195	21,679	613,379	32,049
Purchases of property, equipment and leasehold improvements	(476)	(662)	(1,374)	(1,781)
Payments for business acquisitions, net of cash acquired	(30,771)	—	(36,171)	—
Capitalized computer software development costs	(49)	—	(100)	—
Net cash provided by (used in) investing activities	38,899	21,017	(108,014)	30,268
Cash flows from financing activities:
Exercises of stock options	1,754	1,834	4,843	2,445
Repurchases of common stock	(47,963)	(1,757)	(199,584)	(56,790)
Payments of tax withholding obligations related to restricted stock	(1,489)	(1,063)	(2,786)	(2,188)
Excess tax benefits from stock-based compensation	448	254	1,032	1,831
Net cash used in financing activities	(47,250)	(732)	(196,495)	(54,702)
Effect of exchange rate changes on cash and cash equivalents	(167)	(127)	(218)	(364)
Increase (decrease) in cash and cash equivalents	18,649	40,884	(251,310)	14,374
Cash and cash equivalents, beginning of period	48,377	129,739	318,336	156,249
Cash and cash equivalents, end of period	$67,026	$170,623	$67,026	$170,623

Supplemental disclosure of cash flow information:
Income taxes paid, net	$23,761	$31,602	$25,000	$34,497
Interest paid	729	13	1,579	14

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

	Three Months Ended December 31,		Six Months Ended December 31,
	2016	2015	2016	2015
Total expenses
GAAP total expenses (a)	$63,868	$62,852	$129,187	$127,719
Less:
Stock-based compensation (b)	(4,671)	(3,512)	(9,630)	(7,935)
Non-capitalized acquired technology (e)	—	—	(350)	(250)
Amortization of intangibles	(56)	(20)	(111)	(133)
Acquisition related fees	(99)	(1,028)	(461)	(1,028)

Non-GAAP total expenses	$59,042	$58,292	$118,635	$118,373

Income from operations
GAAP income from operations	$56,065	$56,299	$110,796	$111,728
Plus:
Stock-based compensation (b)	4,671	3,512	9,630	7,935
Non-capitalized acquired technology (e)	—	—	350	250
Amortization of intangibles	56	20	111	133
Acquisition related fees	99	1,028	461	1,028

Non-GAAP income from operations	$60,891	$60,859	$121,348	$121,074

Net income
GAAP net income	$37,010	$36,683	$72,011	$73,454
Plus:
Stock-based compensation (b)	4,671	3,512	9,630	7,935
Non-capitalized acquired technology (e)	—	—	350	250
Amortization of intangibles	56	20	111	133
Acquisition related fees	99	1,028	461	1,028
Less:
Income tax effect on Non-GAAP items (c)	(1,649)	(1,642)	(3,665)	(3,365)

Non-GAAP net income	$40,187	$39,601	$78,898	$79,435

Diluted income per share
GAAP diluted income per share	$0.48	$0.44	$0.92	$0.87
Plus:
Stock-based compensation (b)	0.06	0.04	0.12	0.10
Non-capitalized acquired technology (e)	—	—	0.01	0.01
Amortization of intangibles	—	—	—	—
Acquisition related fees	—	0.01	0.01	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.02)	(0.05)	(0.04)

Non-GAAP diluted income per share	$0.52	$0.47	$1.01	$0.95

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in thousands, except per share data)

Shares used in computing Non-GAAP diluted income per share	77,318	83,703	78,356	84,035

	Three Months Ended December 31,		Six Months Ended December 31,
	2016	2015	2016	2015
Free Cash Flow
GAAP cash flow from operating activities	$27,167	$20,726	$53,417	$39,172

Purchase of property, equipment and leasehold improvements	(476)	(662)	(1,374)	(1,781)
Capitalized computer software development costs	(49)	—	(100)	—
Non-capitalized acquired technology (e)	—	—	846	1,250
Excess tax benefits from stock-based compensation (d)	448	254	1,032	1,831
Acquisition related fees	413	—	413	—

Free Cash Flow	$27,503	$20,318	$54,234	$40,472

(a) GAAP total expenses
	Three Months Ended December 31,		Six Months Ended December 31,
	2016	2015	2016	2015
Total costs of revenue	$11,579	$11,888	$23,084	$24,860
Total operating expenses	52,289	50,964	106,103	102,859
GAAP total expenses	$63,868	$62,852	$129,187	$127,719

(b) Stock-based compensation expense was as follows:
	Three Months Ended December 31,		Six Months Ended December 31,
	2016	2015	2016	2015
Cost of services and other	$374	$350	$743	$707
Selling and marketing	1,010	837	1,965	1,750
Research and development	1,495	848	2,558	1,672
General and administrative	1,792	1,477	4,364	3,806
Total stock-based compensation	$4,671	$3,512	$9,630	$7,935

(c) The income tax effect on non-GAAP items for the three and six months ended December 31, 2016 and 2015 is calculated utilizing the Company's estimated federal and state tax rate.

(d) Excess tax benefits are related to stock-based compensation tax deductions in excess of book compensation expense and reduce our income taxes payable. We have included the impact of excess tax benefits in free cash flow to be consistent with the treatment of other tax activity.

(e) In the six months ended December 31, 2016 and December 31, 2015, we acquired technology that did not meet the accounting requirements for capitalization and therefore the cost of the acquired technology was expensed as research and development. We have excluded the expense of the acquired technology from non-GAAP operating income to be consistent with transactions where the acquired assets were capitalized. In the six months ended December 31, 2016 and 2015, we have excluded payments of $0.8 million and $1.3 million, respectively, for the non-capitalized acquired technology (including $0.5 million and $1 million, respectively of final payments related to non-capitalized acquired technology from prior fiscal periods) from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.